Exhibit 13(b)

CERTIFICATION
PURSUANT TO RULE 30A-2(B) UNDER THE INVESTMENT COMPANY ACT OF 1940 AND SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the semi-annual report of the Aspiration Redwood Fund (the “Fund”), a series of the Aspiration Funds on Form N-CSR for the period ended March 31, 2022, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Andrei Cherny, President and Principal Executive Officer of the Fund, does hereby certify, to his knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

By:	/s/ Andrei Cherny
Andrei Cherny President and Principal Executive Officer

Date:	June 6, 2022

A signed original of this written statement required by Section 906 has been provided to the Aspiration Funds and will be retained by the Aspiration Funds and furnished to the Securities and Exchange Commission or its staff upon request.  This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

Exhibit 13(b)

CERTIFICATION
PURSUANT TO RULE 30A-2(B) UNDER THE INVESTMENT COMPANY ACT OF 1940 AND SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of the Aspiration Redwood Fund (the “Fund”), a series of the Aspiration Funds on Form N-CSR for the period ended March 31, 2022, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Mike Shuckerow, Treasurer and Principal Financial Officer of the Fund, does hereby certify, to her knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

By:	/s/ Mike Shuckerow
Mike Shuckerow Treasurer, Principal Financial Officer, and Principal Accounting Officer

Date:	June 7, 2022

A signed original of this written statement required by Section 906 has been provided to the Aspiration Funds and will be retained by the Aspiration Funds and furnished to the Securities and Exchange Commission or its staff upon request.  This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.